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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 25, 1998                 Commission File No. 000-23467
                -----------------                                     ---------
(Date of earliest event reported)



                           PENWEST PHARMACEUTICALS CO.
                           ---------------------------
             (Exact name of registrant as specified in its Charter)



         Washington                                       91-1513032
         ----------                                       ----------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


2981 Route 22, Patterson, NY                                12563-9970
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(Address of principal executive offices)                    (Zip Code)


                                 (914) 878-3414
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     On November 25, 1998, Penwest Pharmaceuticals Co. issued a press release announcing that its President and Chief Operating Officer, Jack Talley, resigned to pursue other interests. Mr. Talley also resigned as a director of Penwest. Penwest's Chairman and Chief Executive Officer Tod Hamachek will assume Mr. Talley's responsibilities. A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

99.1     Press release dated November 25, 1998.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 30, 1998                 PENWEST PHARMACEUTICALS CO.


                                         /s/ Tod Hamachek
                                         ------------------------------------
                                         Tod Hamachek
                                         Chairman of the Board and
                                         Chief Executive Officer




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                                INDEX TO EXHIBITS




EXHIBIT
  NO.             DESCRIPTION
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  99.1            Press release dated November 25, 1998.